Exhibit 4.3

EXECUTION VERSION

CAREFUSION CORPORATION

and

DEUTSCHE BANK TRUST COMPANY AMERICAS,

AS TRUSTEE

FIRST SUPPLEMENTAL INDENTURE

Dated as of July 21, 2009

To the Indenture dated as of July 21, 2009

4.125% Senior Notes due 2012

5.125% Senior Notes due 2014

6.375% Senior Notes due 2019

i

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE (this “First Supplemental Indenture”) is entered into as of July 21, 2009 between CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as Trustee (herein called the “Trustee”).

WHEREAS, the Issuer and the Trustee entered into that certain Indenture, dated as of July 21, 2009 (the “Original Indenture” and, together with this First Supplemental Indenture, the “Indenture”), relating to the Issuer’s unsecured debt securities;

WHEREAS, pursuant to Section 7.1 of the Original Indenture, the Issuer and the Trustee may enter into supplemental indentures to establish the terms and provisions of one or more series of Securities issued pursuant to the Original Indenture;

WHEREAS, pursuant to Section 2.1 of the Original Indenture, the Issuer and the Trustee desire to establish the terms of a series of Securities entitled the “4.125% Senior Notes due 2012” (the “2012 Notes”), a series of Securities entitled the “5.125% Senior Notes due 2014” (the “2014 Notes”), and a series of Securities entitled the “6.375% Senior Notes due 2019” (the “2019 Notes,” the 2012 Notes, the 2014 Notes and the 2019 Notes referred to collectively as the “Notes”); and

WHEREAS, the Issuer and the Trustee have duly authorized the execution and delivery of this First Supplemental Indenture to establish solely the terms of the Notes set forth herein and have done all things necessary to make this First Supplemental Indenture a valid and binding agreement of the parties hereto, in accordance with its terms.

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, and for other good and valuable consideration the receipt of which is hereby acknowledged, and for the equal and proportionate benefit of the Holders of the Notes, the Issuer and the Trustee hereby agree as follows:

ARTICLE 1

DEFINITIONS

Section 1.1 Definitions.

(a) Capitalized terms used in this First Supplemental Indenture and not otherwise defined herein shall have the meanings assigned to such terms in the Original Indenture or in the forms of Note attached as exhibits hereto.

(b) The following definitions shall apply to this First Supplemental Indenture and the Notes:

“Abandonment Announcement” shall have the meaning set for in Section 3.1 hereto.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Below Investment Grade Rating Event” means the Notes are rated below Investment Grade by at least two of the three Rating Agencies on any date from the date of the public notice of an arrangement that could result in a Change of Control until the end of the 60-day period following public notice of the occurrence of a Change of Control (which period shall be extended so long as the rating of the Notes is under publicly announced consideration for possible downgrade by any of the Rating Agencies).

“Broker-Dealer” has the meaning set forth in the Registration Rights Agreement.

“Change of Control” means the occurrence of any one of the following: (1) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Issuer and its Subsidiaries taken as a whole to any “person” (as that term is used in Section 13(d)(3) of the Exchange Act) other than to the Issuer or one of its Subsidiaries; or (2) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” (as that term is used in Section 13(d) of the Exchange Act) becomes the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% or more of the total voting power of the Voting Stock of the Issuer or any direct or indirect parent company holding directly or indirectly 100% of the total voting power of the Voting Stock of the Issuer. Notwithstanding the foregoing, a transaction will not be deemed to involve a Change of Control if (i)(A) the Issuer becomes a wholly owned Subsidiary of a holding company; and (B) the holders of the Voting Stock of such holding company immediately following that transaction are substantially the same as the holders of the Voting Stock of the Issuer immediately prior to that transaction; and (ii) pursuant to a transaction in which shares of the Issuer’s Voting Stock outstanding immediately prior to the transaction constitute, or are converted into or exchanged for, a majority of the Voting Stock of the surviving person immediately after giving effect to such transaction; or (iii) the “person” referenced in clause (1) or (2) of the preceding sentence previously acquired assets of the Issuer and its Subsidiaries or became the beneficial owner of the Issuer’s Voting Stock, in either case so as to have constituted a Change of Control in respect of which a Change of Control Offer was made (or otherwise would have required a Change of Control Offer in the absence of the waiver of such requirement by the holders of the Notes).

“Change of Control Offer” has the meaning set forth in Section 4.1 hereto.

“Change of Control Payment” has the meaning set forth in Section 4.1 hereto.

“Change of Control Payment Date” has the meaning set forth in Section 4.1 hereto.

“Change of Control Repurchase Event” means the occurrence of both a Change of Control and a Below Investment Grade Rating Event.

“Clearstream” means Clearstream Banking S.A. and any successor thereto.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five or more Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Contribution” means the transfer by Cardinal Health, Inc. to the Issuer of stock of certain entities holding certain assets, liabilities and operations of the clinical and medical products businesses (along with certain related miscellaneous assets and liabilities).

“Escrow Agent” means Deutsche Bank Trust Company Americas, as the escrow agent under the Escrow Agreement.

“Escrow Agreement” means that certain escrow agreement, dated as of July 21, 2009 by and between the Issuer, the Trustee and the Escrow Agent providing for the deposit of the net proceeds of the offering of the Notes and additional cash into an escrow account.

“Euroclear” means Euroclear Bank S.A./N.V., as operator of the Euroclear System, and any successor thereto.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, which term, when used herein, includes the rules and regulations of the Commission promulgated thereunder.

“Exchange Notes” means the Notes issued in the Exchange Offer.

“Exchange Offer” has the meaning set forth in the Registration Rights Agreement.

“Exchange Offer Registration Statement” has the meaning set forth in the Registration Rights Agreement.

“Fitch” means Fitch Inc., a subsidiary of Finalac, S.A.

“Holder” or other similar terms mean the registered holder of any Security.

“Investment Grade” means a rating of BBB- or better by Fitch (or its equivalent under any successor rating categories of Fitch), Baa3 or better by Moody’s (or its equivalent under any successor rating categories of Moody’s); a rating of BBB- or better by S&P (or its equivalent under any successor rating categories of S&P); or the equivalent investment grade credit rating from any additional Rating Agency or Rating Agencies selected by the Issuer.

“Moody’s” means Moody’s Investors Service, Inc.

“Offering Memorandum” means the offering memorandum dated July 14, 2009 relating to the offering of the Notes.

“Purchase Agreement” means the Purchase Agreement, dated July 14, 2009, among the Issuer and the initial purchasers named therein.

“Qualified Institutional Buyer” means a “qualified institutional buyer” as defined in Rule 144A.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Rating Agency” means (i) each of Fitch, Moody’s and S&P; and (ii) if any of Fitch, Moody’s or S&P ceases to rate the Notes or fails to make a rating of the Notes publicly available for reasons outside of the Issuer’s control, a “nationally recognized statistical rating organization” within the meaning of Rule 15c3-1(c)(2)(vi)(F) under the Exchange Act, selected by the Issuer (as certified by a resolution of the Board of Directors) as a replacement agency for Fitch, Moody’s or S&P, or all of them, as the case may be.

“Redemption Price” shall have the meaning set forth in Section 3.1 hereto.

“Redemption Trigger Date” means 2:00 p.m. (New York City time) on November 1, 2009.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of July 21, 2009, among the Issuer and the initial purchasers named therein.

“Regulation S” means Regulation S promulgated under the Securities Act.

“Regulation S Restricted Period” means the 40-day distribution compliance period as defined in Regulation S.

“Rule 144” means Rule 144 promulgated under the Securities Act.

“Rule 144A” means Rule 144A promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, which term, when used herein, includes the rules and regulations of the Commission promulgated thereunder.

“Separation” means the separation of the Issuer from Cardinal Health, Inc. through a distribution of at least 80.1% of the outstanding shares of common stock of the Issuer to Cardinal Health, Inc’s shareholders.

“Separation Agreement” means the agreement to be entered into between the Issuer and Cardinal Health, Inc. in connection with the Separation that will identify the assets to be transferred, liabilities to be assumed and contracts to be assigned to each of the Issuer and Cardinal Health, Inc.

“Shelf Registration Statement” means the Shelf Registration Statement as defined in the Registration Rights Agreement.

“S&P” means Standard & Poor’s Ratings Services, a division of the McGraw-Hill Companies.

“Special Mandatory Redemption” shall have the meaning set forth in Section 3.1 hereto.

“Special Redemption Date” shall have the meaning set forth in Section 3.1 hereto.

“Voting Stock” of any specified “person” (as that term is used in Section 13(d)(3) of the Exchange Act) as of any date means the capital stock of such person that is at the time entitled to vote generally in the election of the board of directors of such person.

ARTICLE 2

THE NOTES

Section 2.1 Establishment of the Notes; Forms Generally.

(a) Title of the Notes. There shall be (i) a series of Securities designated the “4.125% Senior Notes due 2012,” (ii) a series of Securities designated the “5.125% Senior Notes due 2014” and (iii) a series of Securities designated the “6.375% Senior Notes due 2019.”

(b) Aggregate Principal Amount; Terms of Notes. (i) The 2012 Notes shall be initially issued in an aggregate principal amount of $250,000,000, (ii) the 2014 Notes shall be initially issued in an aggregate principal amount of $450,000,000 and (iii) the 2019 Notes shall be initially issued in an aggregate principal amount of $700,000,000. The other terms of the Notes are set forth in Exhibits A, B, C, D, E and F hereto.

(c) Form and Dating. The 2012 Notes shall be substantially in the form of Exhibits A and B hereto. The 2014 Notes shall be substantially in the form of Exhibits C and D hereto. The 2019 Notes shall be substantially in the form of Exhibits E and F hereto. The Notes shall be in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this First Supplemental Indenture, and the Issuer and the Trustee, by their execution and delivery of this First Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

The Notes issued on the date hereof will be (i) offered and sold by the Issuer pursuant to the Purchase Agreement and (ii) resold initially only to (A) Persons reasonably believed by an Initial Purchaser to be Qualified Institutional Buyers in reliance on Rule 144A and (B) Persons other than “U.S. persons” (as defined in Rule 902(k) of the Securities Act) in reliance on Regulation S. Such Notes may thereafter be transferred only in accordance with this First Supplemental Indenture or the Original Indenture.

(d) Global Notes. Each of the 2012 Notes, the 2014 Notes and the 2019 Notes each shall be issued initially in the form of one or more permanent global Notes (the “Global Notes”). The 2012 Notes offered and sold (i) in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit A (the “2012 Rule 144A Global Note”) and (ii) in “offshore transactions” in reliance on Regulation S shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit B (the “2012 Regulation S Global Note”). The 2014 Notes offered and sold (i) in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit C (the “2014 Rule 144A Global Note”) and (ii) in “offshore transactions” in reliance on Regulation S shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit D (the “2014 Regulation S Global Note”). The 2019 Notes offered and sold (i) in reliance on Rule 144A shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit E (the “2019 Rule 144A Global Note”), and (ii) in “offshore transactions” in reliance on Regulation S shall be issued initially in the form of one or more permanent Global Notes in registered form, substantially in the form set forth in Exhibit F (the “2019 Regulation S Global Note”). The 2012 Regulation S Global Note, the 2014 Regulation S Global Note and the 2019 Regulation S Global Note shall each initially be issued in temporary form, and shall, during the Regulation S Restricted Period, bear the Temporary Regulation S Legend (collectively referred to herein as the “Regulation S Temporary Global Notes”). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Depositary, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.2 hereof.

(e) Euroclear and Clearstream Procedures Applicable. The provisions of the “Operating Procedures of the Euroclear System” and “Terms and Conditions Governing Use of Euroclear” and the “General Terms and Conditions of Clearstream” and “Customer Handbook” of Clearstream shall be applicable to transfers of beneficial interests in the 2012 Regulation S Global Notes, the 2014 Regulation S Global Notes and the 2019 Regulation S Global Notes that are held by participants through Euroclear or Clearstream.

(f) Depository; Security Registrar, Paying Agent and Transfer Agent. The Issuer hereby initially appoints The Depository Trust Company as the Depository for the Notes. The Issuer hereby initially appoints the Trustee as Security Registrar, Paying Agent and Transfer Agent for the Notes. The Issuer may change the Security Registrar, Paying Agent and Transfer Agent without prior notice to the Holders of the Notes, and the Issuer may act as Security Registrar, Paying Agent or Transfer Agent.

Section 2.2 Transfer and Exchange.

(a) The following provisions shall apply to the Notes in lieu of Section 2.8 of the Original Indenture.

Subject to the provisions of Sections 2.3 and 2.4 hereof, when Notes are presented to the office or agency maintained for registration of transfer and exchange as provided in Section 3.2 of the Original Indenture (the “Registrar”) with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations of the same series, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided, however, that the Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Issuer and the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfer and exchanges, the Issuer shall execute and the Trustee shall authenticate Notes at the Registrar’s request.

The Issuer shall not be required to register the transfer of or exchange of the Notes (i) during a period beginning at the opening of 15 Business Days before the mailing of a notice of redemption of the applicable Notes and ending at the close of business on the day of such mailing and (ii) selected for redemption, in whole or in part, except the unredeemed portion of any applicable Notes being redeemed in part.

Any Holder of a Global Note shall, by acceptance of such Global Note, agree that transfers of beneficial interests in such Global Notes may be effected only through a book entry system maintained by the Holder of such Global Note (or its agent), and that ownership of a beneficial interest in the Note shall be required to be reflected in a book entry.

Section 2.3 Book-Entry Provisions for Global Notes.

(a) The Global Notes initially shall (i) be registered in the name of the Depositary or the nominee of such Depositary, (ii) be delivered to the Trustee as custodian for such Depositary and (iii) bear legends as set forth in Section 2.5 hereof.

Members of, or participants in, the Depositary (“Agent Members”) shall have no rights under the Indenture with respect to any Global Note held on their behalf by the Depositary or under a Global Note, and the Depositary may be treated by the Issuer, the Trustee and any agent of the Issuer or the Trustee as the absolute owner of a Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Trustee or any agent of the Issuer or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a Holder.

(b) Interests of beneficial owners in the Global Notes may be transferred or exchanged for certificated Notes (the “Certificated Notes”) in accordance with the rules and procedures of the Depositary and the provisions of Section 2.4 hereof. In addition, Certificated Notes shall be transferred to all beneficial owners in exchange for their beneficial interests in Global Notes of the same series if (i) the Depositary (x) notifies the Issuer that it is unwilling or unable to continue as Depositary for any Global Note or (y) has ceased to be a clearing company registered under the Exchange Act and, in each case, a successor depositary is not appointed by the Issuer within 90 days of such notice or (ii) a Default or an Event of Default has occurred and is continuing and the Registrar has received a written request from the Depositary to issue Certificated Notes. In no event shall the Regulation S Temporary Global Notes be exchanged for Certificated Notes prior to the expiration of the Regulation S Restricted Period.

(c) In connection with the transfer of Global Notes as an entirety to beneficial owners pursuant to paragraph (b), the Global Notes shall be deemed to be surrendered to the Trustee for cancellation, and the Issuer shall execute, and the Trustee shall, upon receipt of a Company Order, authenticate and deliver, to each beneficial owner identified by the Depositary in writing in exchange for its beneficial interest in the Global Notes, an equal aggregate principal amount of Certificated Notes of authorized denominations of the same series.

(d) Any Certificated Note constituting a “restricted security” (as defined in Rule 144(a)(3) of the Securities Act) delivered in exchange for an interest in a Global Note pursuant to paragraph (b) or (c) shall, except as otherwise provided by Section 2.4 hereof, bear the Rule 144A Legend (as defined below) or the Regulation S Legend (as defined below), as applicable.

(e) The Holder of any Global Note may grant proxies and otherwise authorize any Person, including Agent Members and Persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Notes.

(f) The Regulation S Restricted Period shall be terminated upon the receipt by the Trustee of a written certificate from the Depositary, together with copies of certificates from Euroclear and Clearstream certifying that they have received certification of non-United States beneficial ownership of 100% of the aggregate principal amount of the Regulation S Temporary Global Notes (except to the extent of any beneficial owners thereof who acquired an interest therein during the Regulation S Restricted Period pursuant to another exemption from registration under the Securities Act and who will take delivery of a beneficial ownership interest in a Global Note bearing a Rule 144A Legend or a Regulation S Legend). Following the termination of the Regulation S Restricted Period, beneficial interests in Regulation S Temporary Global Notes shall be exchanged for beneficial interests in permanent Regulation S Global Notes. Simultaneously with the authentication of the permanent Regulation S Global Notes, the Trustee shall cancel the Regulation S Temporary Global Notes. The aggregate principal amount of the Regulation S Temporary Global Notes and the permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee, as the case may be, in connection with transfers of interests as hereinafter provided.

Section 2.4 Registration of Transfers and Exchanges.

(a) Transfer and Exchange of Certificated Notes. When Certificated Notes are presented to the Registrar with a request:

(i) to register the transfer of the Certificated Notes; or

(ii) to exchange such Certificated Notes for an equal principal amount of Certificated Notes of other authorized denominations of the same series,

the Registrar shall register the transfer or make the exchange as requested if the requirements under this First Supplemental Indenture as set forth in this Section 2.4 for such transactions are met; provided, however, that the Certificated Notes presented or surrendered for registration of transfer or exchange:

(I) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

(II) in the case of Certificated Notes the offer and sale of which have not been registered under the Securities Act and are presented for transfer or exchange prior to (x) the date which is one year after the later of the date of original issue of the Notes (which may include a subsequent date of issue of additional Notes that form a single series with the Notes) and the last date on which the Issuer or any “affiliate” (as defined in Rule 144(a)(l) of the Securities Act) of the Issuer was the owner of such Note or any predecessor thereto (or such shorter period as may be permitted by Rule 144 of the Securities Act) and (y) such later date, if any, as may be required by applicable law (together, the “Resale Restriction Termination Date”), such Certificated Notes shall be accompanied, in the sole discretion of the Issuer, by the following additional information and documents, as applicable:

(A)	if such Certificated Note is being delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, a certification to that effect (substantially in the form of Exhibit G hereto); or

(B)	if such Certificated Note is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A, a certification to that effect (substantially in the form of Exhibit G hereto); or

(C)	if such Certificated Note is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit G hereto) and a transferor certificate for Regulation S transfers substantially in the form of Exhibit H hereto; or

(D)	if such Certificated Note is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect substantially in the form of Exhibit G hereto and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act; or

(E)	if such Certificated Note is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit G hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act.

(b) Restrictions on Transfer of a Certificated Note for a Beneficial Interest in a Global Note. A Certificated Note may not be exchanged for a beneficial interest in a Global Note except upon satisfaction of the requirements set forth below. Upon receipt by the Registrar of a Certificated Note, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the registrar, together with:

(i) in the case of Certificated Notes the offer and sale of which have not been registered under the Securities Act and which are presented for transfer prior to the Resale Restriction Termination Date, certification, substantially in the form of Exhibit G hereto, that such Certificated Note is being transferred (I) to a Qualified Institutional Buyer or (II) in an “offshore transaction” in reliance on Regulation S (and, in the case of this clause II, the Issuer shall have received a transferor certificate for Regulation S transfers substantially in the form of Exhibit H hereto); and

(ii) written instructions from the Holder thereof directing the Registrar to make, or to direct the Depositary to make, an endorsement on the applicable Global Note to reflect an increase in the aggregate amount of the Notes represented by the Global Note, then the Registrar shall cancel such Certificated Note and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the principal amount of Notes represented by the applicable Global Note to be increased accordingly. If no Global Note representing Notes held by Qualified Institutional Buyers or Persons acquiring Notes in “offshore transactions” in reliance on Regulation S, as the case may be, is then outstanding, the Issuer shall issue and the Trustee shall authenticate such a Global Note in the appropriate principal amount.

(c) Transfer and Exchange of Beneficial Interests in Global Notes.

Any Person having a beneficial interest in a Global Note may upon request transfer or exchange such beneficial interest for a beneficial interest in a Global Note of the same series. Upon receipt by the Registrar of written instructions, or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Note and upon receipt by the Trustee of a written order or such other form of instructions as is customary, for the Depositary or the Person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Notes the offer and sale of which have not been registered under the Securities Act and which Notes are presented for transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents:

(A)	if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification from such Person to that effect (substantially in the form of Exhibit G hereto); or

(B)	if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule l44A, a certification to that effect (substantially in the form of Exhibit G hereto); or

(C)	if such beneficial interest is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit G hereto) and a transferor certificate for Regulation S transfers substantially in the form of Exhibit H hereto; or

(D)	if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit G hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act; or

(E)	if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit G hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act, then the Registrar shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the Global Note for which the beneficial interest will be transferred to be reduced and, following such reduction, the aggregate principal amount of the Global Note for which the official interest was transferred to be increased by the amount of the beneficial interest to be transferred; provided, however, that prior to the expiration of the Regulation S Restricted Period, transfers of beneficial interests in Regulation S Temporary Global Notes may not be made to or for the account or benefit of a “U.S. Person” (as defined in Rule 902(k) of Regulation S) (other than a “distributor” (as defined in Rule 902(d) of Regulation S)).

(d) Transfer of a Beneficial Interest in a Global Note for a Certificated Note.

(i) Any Person having a beneficial interest in a Global Note may upon request exchange such beneficial interest for a Certificated Note of the same series. Upon receipt by the Registrar of written instructions, or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any Person having a beneficial interest in a Global Note and upon receipt by the Trustee of a written order or such other form of instructions as is customary for the Depositary or the Person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange of a beneficial interest in Notes the offer and sale of which have not been registered under the Securities Act and which Notes are presented for transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents:

(A)	if such beneficial interest is being transferred to the Person designated by the Depositary as being the beneficial owner, a certification from such Person to that effect (substantially in the form of Exhibit G hereto); or

(B)	if such beneficial interest is being transferred to a Qualified Institutional Buyer in accordance with Rule 144A, a certification to that effect (substantially in the form of Exhibit G hereto); or

(C)	if such beneficial interest is being transferred in reliance on Regulation S, delivery of a certification to that effect (substantially in the form of Exhibit G hereto) and a transferor certificate for Regulation S transfers substantially in the form of Exhibit H hereto; or

(D)	if such beneficial interest is being transferred in reliance on Rule 144 under the Securities Act, delivery of a certification to that effect (substantially in the form of Exhibit G hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act; or

(E)	if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (substantially in the form of Exhibit G hereto) and, at the option of the Issuer, an Opinion of Counsel reasonably satisfactory to the Issuer to the effect that such transfer is in compliance with the Securities Act, then the Registrar shall cause, in accordance with the standing instructions and procedures existing between the Depositary and the Registrar, the aggregate principal amount of the applicable Global Note to be reduced and, following such reduction, the Issuer shall execute and the Trustee shall authenticate and deliver to the transferee a Certificated Note in the appropriate principal amount; provided that in no event shall Certificated Notes be issued upon the transfer or exchange of beneficial interests in a Regulation S Temporary Global Note prior to (x) the expiration of the Regulation S Restricted Period and (y) the receipt by the Registrar of any certificates required pursuant to Rule 903(b)(3)(ii)(B) under the Securities Act.

(ii) Certificated Notes issued in exchange for a beneficial interest in a Global Note pursuant to this Section 2.4(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Registrar in writing. The Registrar shall deliver such Certificated Notes to the Persons in whose names such Certificated Notes are so registered.

(e) Restrictions on Transfer and Exchange of Global Notes. Notwithstanding any other provisions of the Indenture, a Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

(f) Legends. Upon the transfer, exchange or replacement of Notes not bearing the Rule 144A Legend or the Regulation S Legend as permitted hereunder, the Registrar shall deliver Notes that do not bear such legends of the same series. Upon the transfer, exchange or replacement of Notes bearing either the Rule 144A Legend, the Temporary Regulation S Legend or the Regulation S Legend, the Registrar shall deliver only Notes that bear the respective legend unless, and the Trustee is hereby authorized to deliver Notes without the respective legend, if (i) the Resale Restriction Termination Date has occurred or Regulation S Restriction Period has expired, as applicable, (ii) there is delivered to the Trustee an Opinion of Counsel reasonably satisfactory to the Issuer and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act, (iii) such Note has been sold pursuant to an effective registration statement under the Securities Act, or (iv) such Note is being issued in connection with the Exchange Offer.

(g) General. By its acceptance of any Note bearing either the Rule 144A Legend or the Regulation S Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in this First Supplemental Indenture and in the respective legend and agrees that it shall transfer such Note only as provided in this First Supplemental Indenture.

The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among Agent Members or beneficial owners of interest in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, the Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.3 hereof or this Section 2.4. The Issuer shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the delivery of reasonable written notice to the Registrar.

Section 2.5 Restrictive Legends.

Each Global Note and Certificated Note offered and offered and sold in reliance on Rule 144A shall bear the following legend (the “Rule 144A Legend”) on the face thereof, unless the Trustee is authorized to deliver Notes without such legend pursuant to Section 2.4(f) hereof or otherwise agreed to by the Issuer and the Holder thereof:

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY

INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS MAY BE PERMITTED BY RULE 144 OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) AND THE LAST DATE ON WHICH CAREFUSION CORPORATION OR ANY “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF CAREFUSION CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION DATE”) EXCEPT (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM REQUIRED BY THE

INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO CAREFUSION CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

Each Global Note and Certificated Note offered and offered and sold in reliance on Regulation S shall bear the following legend (the “Regulation S Legend”) on the face thereof, unless the Trustee is authorized to deliver Notes without such legend pursuant to Section 2.4(f) hereof or otherwise agreed to by the Issuer and the Holder thereof:

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.

Each Global Note offered and offered and sold in reliance on Regulation S shall, during the Regulation S Restricted Period, bear the following legend (the “Temporary Regulation S Legend”) on the face thereof, unless the Trustee is authorized to deliver Notes without such legend pursuant to Section 2.4(f) hereof or otherwise agreed to by the Issuer and the Holder thereof:

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL NOTE WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL NOTE, OR ANY OTHER NOTE REPRESENTING AN INTEREST IN THE NOTES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE REGULATION S RESTRICTED PERIOD (DEFINED BELOW) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT THROUGH EUROCLEAR OR CLEARSTREAM AND ONLY (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN

RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.

Each Global Note shall also bear the following legend (the “Global Note Legend”):

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

Section 2.6 Exchange Offer.

Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Issuer shall issue and, upon receipt of a Company Order from the Issuer, the Trustee shall authenticate (i) one or more Global Notes not bearing the Rule 144A Legend or the Regulation S Legend in an aggregate principal amount equal to the principal amount of the beneficial interests in the Global Notes bearing the Rule 144A Legend or the Regulation S Legend tendered for acceptance by Persons that certify in the applicable Letters of Transmittal that (x) they are not “affiliates” (as defined in Rule 144(a)(1) of the Securities Act) of the Issuer, (y) they are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any Person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and (z) they are acquiring the Exchange Notes in their ordinary course of business and (ii) Certificated Notes not bearing the Rule 144A Legend or the Regulation S Legend in an aggregate principal amount equal to the principal amount of the Certificated Notes not bearing the Rule 144A Legend or the Regulation S Legend accepted for exchange in the Exchange Offer. Concurrently with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Global Notes bearing the Rule 144A Legend or the Regulation S Legend to be reduced accordingly, and the Issuer shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Global Notes bearing the Rule 144A Legend or the Regulation S Legend so accepted Global Notes not bearing the Rule 144A Legend or the Regulation S Legend in the appropriate principal amount.

ARTICLE 3

ADDITIONAL REDEMPTION PROVISIONS

Section 3.1 Special Mandatory Redemption. If (i) the Escrow Agent receives on or prior to the Redemption Trigger Date an instruction certificate from the Issuer certifying that Cardinal Health, Inc. has publicly announced (the “Abandonment Announcement”) that it has determined to abandon the Separation prior to the Redemption Trigger Date or (ii) the Escrow Agent has not received, on or prior to the Redemption Trigger Date, an instruction certificate from the Issuer certifying either that (x) the Contribution has been consummated in accordance with the Separation Agreement (after giving effect to any waivers or amendments of immaterial terms and conditions) and substantially in the manner described in the Offering Memorandum and that the funds released from escrow will be applied as described in the Escrow Agreement or (y) Cardinal Health Inc. has made an Abandonment Announcement, then the Issuer shall be required to redeem (the “Special Mandatory Redemption”) the Notes. The Trustee shall, on the next Business Day, on behalf of the Issuer, provide notice to each Holder of the Notes that all Outstanding Notes shall be redeemed on the date that is five Business Days from the earlier of the Abandonment Announcement and the Redemption Trigger Date (the “Special Redemption Date”), at a redemption price equal to 101% (the “Redemption Price”) of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, on the Notes from the Issue Date to but not including the Special Redemption Date.

An irrevocable written notice (to be prepared by the Issuer) of any Special Mandatory Redemption will be given by the Trustee to each Holder in accordance with the provisions set forth in Section 3.3 of the Escrow Agreement.

Unless the Issuer defaults in the payment of the Redemption Price, on and after the Special Redemption Date, (a) interest shall cease to accrue on the Notes, (b) the Notes shall become due and payable at the Redemption Price, and (c) the Notes shall be void and all rights of the Holders in respect of the Notes shall terminate and lapse (other than the right to receive the Redemption Price upon surrender of such Notes but without interest on such Redemption Price). Following the notice of a Special Mandatory Redemption, neither the Issuer nor the Trustee shall be required to register the transfer of or exchange the Notes to be redeemed.

Section 3.2 Optional Redemption.

Each of the 2012 Notes, the 2014 Notes and the 2019 Notes is redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(a) 100% of the principal amount of the applicable Notes to be redeemed; or

(b) as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate, plus 45 basis points in the case of the 2012 Notes, 45 basis points in the case of the 2014 Notes and 50 basis points in the case of the 2019 Notes;

plus, in each case, accrued and unpaid interest on the principal amount of the applicable Notes being redeemed to the date of redemption. Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

ARTICLE 4

CHANGE OF CONTROL

Section 4.1 Change of Control.

(a) Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to Section 3.2 hereof, each Holder of Notes shall have the right to require the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Holder’s Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of Notes repurchased plus any accrued and unpaid interest on the Notes repurchased to the date of purchase (the “Change of Control Payment”).

(b) Within 30 days following any Change of Control Repurchase Event or, at the Issuer’s option, prior to any Change of Control, but after the public announcement of the Change of Control, the Issuer shall mail, or cause to be mailed, a notice (a “Change of Control Offer”) to each Holder, with a copy to the Trustee, describing the transaction or transactions that constitute or may constitute the Change of Control Repurchase Event and shall specify, without limitation, the following:

(i) that the Change of Control Offer is being made pursuant to this Section 4.1 and that all Notes properly tendered pursuant to such Change of Control Offer will be accepted for payment by the Issuer;

(ii) the Change of Control Payment and the purchase date, which shall be a Business Day no earlier than 30 days and no later than 60 days from the date such notice is mailed, other than as may be required by law (the “Change of Control Payment Date”);

(iii) the CUSIP numbers for the Notes;

(iv) that any Note not properly tendered will remain outstanding and continue to accrue interest;

(v) that, unless the Issuer defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Change of Control Offer will cease to accrue interest on the Change of Control Payment Date;

(vi) that Holders electing to have any Notes purchased pursuant to a Change of Control Offer will be required to surrender such Notes, with the form entitled “Option of Holder to Elect Purchase” on the reverse of such Notes completed, to the Paying Agent specified in the notice at the address specified in the notice prior to the close of business on the third Business Day preceding the Change of Control Payment Date;

(vii) that Holders will be entitled to withdraw their tendered Notes and their election to require the Issuer to repurchase such Notes; provided that the Paying Agent receives, not later than the close of business on the fifth Business Day preceding the Change of Control Payment Date, a facsimile transmission or letter setting forth the name of the Holder of the Notes, the principal amount of Notes tendered for purchase, and a statement that such Holder is withdrawing its tendered Notes and its election to have such Notes purchased;

(viii) that Holders whose Notes of any series are being purchased only in part will be issued new Notes of such series equal in principal amount to the unpurchased portion of the Notes surrendered, which unpurchased portion will be equal to $2,000 in principal amount or an integral multiple of $1,000 in excess thereof; and

(ix) the other instructions, as determined by the Issuer, consistent with this Section 4.1, that a Holder must follow.

If the notice is mailed prior to the date of consummation of the Change of Control, the notice shall state that the Change of Control Offer is conditioned on the Change of Control Repurchase Event being consummated on or prior to the Change of Control Payment Date.

(c) The Issuer shall comply with the requirements of Rule 14e-1 under the Exchange Act and any other securities laws and regulations thereunder to the extent those laws and regulations are applicable in connection with the repurchase of the Notes as a result of a Change in Control Repurchase Event. To the extent that the provisions of any securities laws or regulations conflict with the provisions of this Section 4.1, the Issuer will comply with the applicable securities laws and regulations and will not be deemed to have breached its obligations under this Section 4.1 by virtue of such conflict.

(d) On the Change of Control Payment Date, the Issuer will, to the extent lawful:

(i) accept for payment all Notes or portions thereof properly tendered pursuant to the Change of Control Offer;

(ii) deposit with the Paying Agent an amount equal to the Change of Control Payment in respect of all Notes or portions of Notes properly tendered; and

(iii) deliver or cause to be delivered to the Trustee the Notes so properly accepted, together with an Officers’ Certificate stating the aggregate principal amount of Notes or portions of Notes being purchased by the Issuer.

(e) The Paying Agent shall promptly mail or wire transfer, in accordance with the instructions given to the Issuer by the Holders of the Notes, to each Holder of Notes of each series properly tendered the Change of Control Payment for such Notes, and the Trustee will promptly authenticate and mail (or cause to be transferred by book entry) to each Holder a new Note of the same series equal in principal amount to any unpurchased portion of the Notes surrendered, if any; provided that each new Note will be in a principal amount of $2,000 or an integral multiple of $1,000 in excess thereof.

(f) The Issuer shall not be required to make a Change of Control Offer upon a Change of Control Repurchase Event if a third party makes the Change of Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Section 4.1 applicable to a Change of Control Offer made by the Issuer and purchases all Notes properly tendered and not withdrawn under such Change of Control Offer. Notwithstanding anything to the contrary herein, a Change of Control Offer may be made in advance of a Change of Control, conditional upon such Change of Control, if a definitive agreement is in place for the Change of Control at the time of making of the Change of Control Offer.

ARTICLE 5

MISCELLANEOUS

Section 5.1 Modification of Escrow Agreement. References contained in Sections 7.1 and 7.2 of the Original Indenture to “the Indenture” or to “indentures or indentures supplemental” shall be deemed to also include the Escrow Agreement for all purposes thereunder.

Section 5.2 Relation to Original Indenture.

This First Supplemental Indenture supplements the Original Indenture and shall be a part of and subject to all the terms thereof. Except as supplemented hereby, all of the terms, provisions and conditions of the Original Indenture and the Securities issued thereunder shall continue in full force and effect.

Section 5.3 Concerning the Trustee.

The Trustee shall not be responsible for any recital herein, as such recitals shall be taken as statements of the Issuer, or the validity of the execution by the Issuer of this First Supplemental Indenture. The Trustee makes no representations as to the validity or sufficiency of this instrument.

Section 5.4 Effect of Headings. The Article and Section headings herein are for convenience of reference only and shall not affect the construction hereof.

Section 5.5 Counterparts. This First Supplemental Indenture may be executed in counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

Section 5.6 Governing Law. This Supplemental Indenture and each Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE, THE NOTES OR THE TRANSACTION CONTEMPLATED HEREBY.

Section 5.7 Successors. All agreements of the Issuer in this First Supplemental Indenture shall bind the Issuer’s successors. All agreements of the Trustee in this First Supplemental Indenture shall bind the Trustee’s successors.

Section 5.8 Severability. In case any provision of this First Supplemental Indenture shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.9 Entire Agreement. This First Supplemental Indenture, together with the Original Indenture as amended hereby and the Notes, contains the entire agreement of the parties with respect to the Notes, and supersedes all other representations, warranties, agreements and understandings between the parties hereto and thereto, oral or otherwise, with respect to the matters contained herein and therein.

Section 5.10 Benefits of First Supplemental Indenture. Nothing in this First Supplemental Indenture, the Original Indenture or the Notes, express or implied, shall give to any Person, other than the parties hereto and thereto and their successors hereunder and thereunder, any paying agent, any Registrar and the Holders, any benefit of any legal or equitable right, remedy or claim under the Original Indenture, this First Supplemental Indenture or the Notes.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the day and year first above written.

CAREFUSION CORPORATION

By:	/s/ Edward Borkowski
Name: Edward Borkowski
Title: Chief Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:	/s/ Annie Jaghatspanyan
Name: Annie Jaghatspanyan
Title: Vice President

By:	/s/ Carol Ng
Name: Carol Ng
Title: Vice President

Exhibit A

Form of 2012 Rule 144A Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS MAY BE PERMITTED BY RULE 144 OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) AND THE LAST DATE ON WHICH CAREFUSION CORPORATION OR ANY “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF CAREFUSION CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION

DATE”) EXCEPT (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM REQUIRED BY THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO CAREFUSION CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

CUSIP No.: 14170T AC5

ISIN No.: US14170TAC53

CAREFUSION CORPORATION

4.125% Senior Note due 2012

No. R-	$

CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of DOLLARS ($ ) on August 1, 2012, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 1 and August 1 of each year, commencing February 1, 2010, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the February 1 or the

August 1, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from July 21, 2009, until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any February 1 or August 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the January 15 or July 15, as the case may be, next preceding such February 1 or August 1.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CAREFUSION CORPORATION has caused this instrument to be signed by its duly authorized officers.

Dated: [            ]

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Authorized Signatory

(back of security)

CAREFUSION CORPORATION

4.125% Senior Note due 2012

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 21, 2009 (the “Original Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture dated as of July 21, 2009 (the “First Supplemental Indenture,” together with the Original Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 4.125% Senior Notes due 2012 of the Issuer, limited in initial aggregate principal amount to $250,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1.	Principal and Interest

The Notes will mature on August 1, 2012.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2.	Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected, at any time and from time to time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the final stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or its rate of interest or change the method of calculating the interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the final stated maturity of any Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any supplemental indenture or any waiver of compliance with a provision of the Indenture or any default thereunder and its consequences or reduce the requirements for quorum or voting, without the consent of the Holders of each Security so affected or (c) modify some of the provisions of the Indenture relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the Securities of any series, without the consent of the Holders of each Outstanding Security so affected.

It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3.	Optional Redemption

The Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, or

(2)	as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 45 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption. Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

4.	Special Mandatory Redemption

If (i) the Escrow Agent receives on or prior to the Redemption Trigger Date an instruction certificate from the Issuer certifying that Cardinal Health, Inc. has publicly announced (the “Abandonment Announcement”) that it has determined to abandon the Separation prior to the Redemption Trigger Date or (ii) the Escrow Agent has not received, on or prior to the Redemption Trigger Date, an instruction certificate from the Issuer certifying either that (x) the Contribution has been consummated in accordance with the Separation Agreement (after giving effect to any waivers or amendments of immaterial terms and conditions) and substantially in the manner described in the Offering Memorandum and that the funds released from escrow will be applied as described in the Escrow Agreement or (y) Cardinal Health, Inc. has made an Abandonment Announcement, then the Issuer shall be required to redeem (the “Special Mandatory Redemption”) the Notes. The Trustee shall, on the next Business Day, on behalf of the Issuer provide notice to each Holder of the Notes that all Outstanding Notes shall be redeemed on the date that is five Business Days from the earlier of the Abandonment Announcement and the Redemption Trigger Date (the “Special Redemption Date”), at a redemption price equal to 101% (the “Redemption Price”) of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, on the Notes from the Issue Date to but not including the Special Redemption Date.

5.	Repurchase at the Option of Holders Upon a Change of Control

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to paragraph 3 of this Note, each Holder of the Notes shall have the right to require the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Repurchase Event” shall mean the occurrence of both a Change of Control and a Below Investment Grade Rating Event, as such terms are defined in the Indenture. The offer to repurchase upon a Change of Control Repurchase Event shall be made subject to certain conditions in accordance with the terms specified in the Indenture.

6.	Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee, shall be affected by any notice to the contrary.

7.	Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated as of July 21, 2009 between the Issuer and the initial purchasers named therein.

8.	Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

9.	Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

            (Insert assignee’s soc. sec. or tax ID no.)

            (Print or type assignee’s name, address and zip code)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:

Signature:
(sign exactly as your name appears on the
face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit B

Form of 2012 Regulation S Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[INSERT IN THE CASE OF THE PERMANENT REGULATION S NOTE] [THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING

FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.]

[INSERT IN THE CASE OF THE TEMPORARY REGULATION S NOTE] [THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL NOTE WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL NOTE, OR ANY OTHER NOTE REPRESENTING AN INTEREST IN THE NOTES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE REGULATION S RESTRICTED PERIOD (DEFINED BELOW) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT THROUGH EUROCLEAR OR CLEARSTREAM AND ONLY (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING FOR ITS OWN

ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.]

CUSIP No.: U14158 AB2

ISIN No.: USU14158AB27

CAREFUSION CORPORATION

4.125% Senior Note due 2012

No. R-	$

CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of              DOLLARS ($            ) on August 1, 2012, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 1 and August 1 of each year, commencing February 1, 2010, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the February 1 or the August 1, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from July 21, 2009, until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any February 1 or August 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the January 15 or July 15, as the case may be, next preceding such February 1 or August 1.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CAREFUSION CORPORATION has caused this instrument to be signed by its duly authorized officers.

Dated: [            ]

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Authorized Signatory

(back of security)

CAREFUSION CORPORATION

4.125% Senior Note due 2012

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 21, 2009 (the “Original Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture dated as of July 21, 2009 (the “First Supplemental Indenture,” together with the Original Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 4.125% Senior Notes due 2012 of the Issuer, limited in initial aggregate principal amount to $250,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1.	Principal and Interest.

The Notes will mature on August 1, 2012.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2.	Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected, at any time and from time to time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the final stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or its rate of interest or change the method of calculating the interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the final stated maturity of any Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any supplemental indenture or any waiver of compliance with a provision of the Indenture or any default thereunder and its consequences or reduce the requirements for quorum or voting, without the consent of the Holders of each Security so affected or (c) modify some of the provisions of the Indenture relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the Securities of any series, without the consent of the Holders of each Outstanding Security so affected.

It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3.	Optional Redemption

The Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, or

(2)	as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 45 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption. Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

4.	Special Mandatory Redemption

If (i) the Escrow Agent receives on or prior to the Redemption Trigger Date an instruction certificate from the Issuer certifying that Cardinal Health, Inc. has publicly announced (the “Abandonment Announcement”) that it has determined to abandon the Separation prior to the Redemption Trigger Date or (ii) the Escrow Agent has not received, on or prior to the Redemption Trigger Date, an instruction certificate from the Issuer certifying either that (x) the Contribution has been consummated in accordance with the Separation Agreement (after giving effect to any waivers or amendments of immaterial terms and conditions) and substantially in the manner described in the Offering Memorandum and that the funds released from escrow will be applied as described in the Escrow Agreement or (y) Cardinal Health, Inc. has made an Abandonment Announcement, then the Issuer shall be required to redeem (the “Special Mandatory Redemption”) the Notes. The Trustee shall, on the next Business Day, on behalf of the Issuer provide notice to each Holder of the Notes that all Outstanding Notes shall be redeemed on the date that is five Business Days from the earlier of the Abandonment Announcement and the Redemption Trigger Date (the “Special Redemption Date”), at a redemption price equal to 101% (the “Redemption Price”) of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, on the Notes from the Issue Date to but not including the Special Redemption Date.

5.	Repurchase at the Option of Holders Upon a Change of Control

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to paragraph 3 of this Note, each Holder of the Notes shall have the right to require the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Repurchase Event” shall mean the occurrence of both a Change of Control and a Below Investment Grade Rating Event, as such terms are defined in the Indenture. The offer to repurchase upon a Change of Control Repurchase Event shall be made subject to certain conditions in accordance with the terms specified in the Indenture.

6.	Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee, shall be affected by any notice to the contrary.

7.	Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated as of July 21, 2009 between the Issuer and the initial purchasers named therein.

8.	Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

[This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the Regulation S Restricted Period and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.]1

[1]	Insert into Regulation S Temporary Global Note.

9.	Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

            (Insert assignee’s soc. sec. or tax ID no.)

            (Print or type assignee’s name, address and zip code)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:

Signature:
(sign exactly as your name appears on the
face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit C

Form of 2014 Rule 144A Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS MAY BE PERMITTED BY RULE 144 OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) AND THE LAST DATE ON WHICH CAREFUSION CORPORATION OR ANY “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF CAREFUSION CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION

DATE”) EXCEPT (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM REQUIRED BY THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO CAREFUSION CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

CUSIP No.: 14170T AE1

ISIN No.: US14170TAE10

CAREFUSION CORPORATION

5.125% Senior Note due 2014

No. R-	$

CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of                              DOLLARS ($            ) on August 1, 2014, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 1 and August 1 of each year, commencing February 1, 2010, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the February 1 or the

August 1, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from July 21, 2009, until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any February 1 or August 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the January 15 or July 15, as the case may be, next preceding such February 1 or August 1.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CAREFUSION CORPORATION has caused this instrument to be signed by its duly authorized officers.

Dated: [                    ]

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Authorized Signatory

(back of security)

CAREFUSION CORPORATION

5.125% Senior Note due 2014

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 21, 2009 (the “Original Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture dated as of July 21, 2009 (the “First Supplemental Indenture,” together with the Original Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 5.125% Senior Notes due 2014 of the Issuer, limited in initial aggregate principal amount to $450,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1.	Principal and Interest.

The Notes will mature on August 1, 2014.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2.	Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected, at any time and from time to time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the final stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or its rate of interest or change the method of calculating the interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the final stated maturity of any Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any supplemental indenture or any waiver of compliance with a provision of the Indenture or any default thereunder and its consequences or reduce the requirements for quorum or voting, without the consent of the Holders of each Security so affected or (c) modify some of the provisions of the Indenture relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the Securities of any series, without the consent of the Holders of each Outstanding Security so affected.

It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3.	Optional Redemption

The Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, or

(2)	as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 45 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption. Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

4.	Special Mandatory Redemption

If (i) the Escrow Agent receives on or prior to the Redemption Trigger Date an instruction certificate from the Issuer certifying that Cardinal Health, Inc. has publicly announced (the “Abandonment Announcement”) that it has determined to abandon the Separation prior to the Redemption Trigger Date or (ii) the Escrow Agent has not received, on or prior to the Redemption Trigger Date, an instruction certificate from the Issuer certifying either that (x) the Contribution has been consummated in accordance with the Separation Agreement (after giving effect to any waivers or amendments of immaterial terms and conditions) and substantially in the manner described in the Offering Memorandum and that the funds released from escrow will be applied as described in the Escrow Agreement or (y) Cardinal Health, Inc. has made an Abandonment Announcement, then the Issuer shall be required to redeem (the “Special Mandatory Redemption”) the Notes. The Trustee shall, on the next Business Day, on behalf of the Issuer provide notice to each Holder of the Notes that all Outstanding Notes shall be redeemed on the date that is five Business Days from the earlier of the Abandonment Announcement and the Redemption Trigger Date (the “Special Redemption Date”), at a redemption price equal to 101% (the “Redemption Price”) of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, on the Notes from the Issue Date to but not including the Special Redemption Date.

5.	Repurchase at the Option of Holders Upon a Change of Control

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to paragraph 3 of this Note, each Holder of the Notes shall have the right to require the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Repurchase Event” shall mean the occurrence of both a Change of Control and a Below Investment Grade Rating Event, as such terms are defined in the Indenture. The offer to repurchase upon a Change of Control Repurchase Event shall be made subject to certain conditions in accordance with the terms specified in the Indenture.

6.	Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee, shall be affected by any notice to the contrary.

7.	Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated as of July 21, 2009 between the Issuer and the initial purchasers named therein.

8.	Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

9.	Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

            (Insert assignee’s soc. sec. or tax ID no.)

            (Print or type assignee’s name, address and zip code)

and irrevocably appoint                              agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:

Signature:
(sign exactly as your name appears on the
face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit D

Form of 2014 Regulation S Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[INSERT IN THE CASE OF THE PERMANENT REGULATION S NOTE] [THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING

FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.]

[INSERT IN THE CASE OF THE TEMPORARY REGULATION S NOTE] [THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL NOTE WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL NOTE, OR ANY OTHER NOTE REPRESENTING AN INTEREST IN THE NOTES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE REGULATION S RESTRICTED PERIOD (DEFINED BELOW) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT THROUGH EUROCLEAR OR CLEARSTREAM AND ONLY (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED

INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.]

CUSIP No.: U14158 AC0

ISIN No.: USU14158AC00

CAREFUSION CORPORATION

5.125% Senior Note due 2014

No. R-	$

CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of                                         DOLLARS ($            ) on August 1, 2014, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 1 and August 1 of each year, commencing February 1, 2010, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the February 1 or the August 1, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from July 21, 2009, until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any February 1 or August 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the January 15 or July 15, as the case may be, next preceding such February 1 or August 1.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CAREFUSION CORPORATION has caused this instrument to be signed by its duly authorized officers.

Dated: [            ]

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Authorized Signatory

(back of security)

CAREFUSION CORPORATION

5.125% Senior Note due 2014

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 21, 2009 (the “Original Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture dated as of July 21, 2009 (the “First Supplemental Indenture,” together with the Original Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 5.125% Senior Notes due 2014 of the Issuer, limited in initial aggregate principal amount to $450,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1.	Principal and Interest

The Notes will mature on August 1, 2014.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2.	Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected, at any time and from time to time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the final stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or its rate of interest or change the method of calculating the interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the final stated maturity of any Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any supplemental indenture or any waiver of compliance with a provision of the Indenture or any default thereunder and its consequences or reduce the requirements for quorum or voting, without the consent of the Holders of each Security so affected or (c) modify some of the provisions of the Indenture relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the Securities of any series, without the consent of the Holders of each Outstanding Security so affected.

It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3.	Optional Redemption

The Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, or

(2)	as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 45 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption. Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

4.	Special Mandatory Redemption

If (i) the Escrow Agent receives on or prior to the Redemption Trigger Date an instruction certificate from the Issuer certifying that Cardinal Health, Inc. has publicly announced (the “Abandonment Announcement”) that it has determined to abandon the Separation prior to the Redemption Trigger Date or (ii) the Escrow Agent has not received, on or prior to the Redemption Trigger Date, an instruction certificate from the Issuer certifying either that (x) the Contribution has been consummated in accordance with the Separation Agreement (after giving effect to any waivers or amendments of immaterial terms and conditions) and substantially in the manner described in the Offering Memorandum and that the funds released from escrow will be applied as described in the Escrow Agreement or (y) Cardinal Health, Inc. has made an Abandonment Announcement, then the Issuer shall be required to redeem (the “Special Mandatory Redemption”) the Notes. The Trustee shall, on the next Business Day, on behalf of the Issuer provide notice to each Holder of the Notes that all Outstanding Notes shall be redeemed on the date that is five Business Days from the earlier of the Abandonment Announcement and the Redemption Trigger Date (the “Special Redemption Date”), at a redemption price equal to 101% (the “Redemption Price”) of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, on the Notes from the Issue Date to but not including the Special Redemption Date.

5.	Repurchase at the Option of Holders Upon a Change of Control

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to paragraph 3 of this Note, each Holder of the Notes shall have the right to require the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Repurchase Event” shall mean the occurrence of both a Change of Control and a Below Investment Grade Rating Event, as such terms are defined in the Indenture. The offer to repurchase upon a Change of Control Repurchase Event shall be made subject to certain conditions in accordance with the terms specified in the Indenture.

6.	Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee, shall be affected by any notice to the contrary.

7.	Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated as of July 21, 2009 between the Issuer and the initial purchasers named therein.

8.	Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

[This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the Regulation S Restricted Period and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.]2

[2]	Insert into Regulation S Temporary Global Note.

9.	Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

            (Insert assignee’s soc. sec. or tax ID no.)

            (Print or type assignee’s name, address and zip code)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:

Signature:
(sign exactly as your name appears on the
face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit E

Form of 2019 Rule 144A Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”)), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS ONE YEAR (OR SUCH SHORTER PERIOD OF TIME AS MAY BE PERMITTED BY RULE 144 OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) AND THE LAST DATE ON WHICH CAREFUSION CORPORATION OR ANY “AFFILIATE” (AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT) OF CAREFUSION CORPORATION WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE “RESALE RESTRICTION TERMINATION

DATE”) EXCEPT (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM REQUIRED BY THE INDENTURE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO CAREFUSION CORPORATION AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.

CUSIP No.: 14170T AA9

ISIN No.: US14170TAA97

CAREFUSION CORPORATION

6.375% Senior Note due 2019

No. R-	$

CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of                                          DOLLARS ($                ) on August 1, 2019, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 1 and August 1 of each year, commencing February 1, 2010, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the February 1 or the

August 1, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from July 21, 2009, until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any February 1 or August 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the January 15 or July 15, as the case may be, next preceding such February 1 or August 1.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CAREFUSION CORPORATION has caused this instrument to be signed by its duly authorized officers.

Dated: [                    ]

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Authorized Signatory

(back of security)

CAREFUSION CORPORATION

6.375% Senior Note due 2019

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 21, 2009 (the “Original Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture dated as of July 21, 2009 (the “First Supplemental Indenture,” together with the Original Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 6.375% Senior Notes due 2019 of the Issuer, limited in initial aggregate principal amount to $700,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1.	Principal and Interest

The Notes will mature on August 1, 2019.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2.	Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected, at any time and from time to time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the final stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or its rate of interest or change the method of calculating the interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the final stated maturity of any Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any supplemental indenture or any waiver of compliance with a provision of the Indenture or any default thereunder and its consequences or reduce the requirements for quorum or voting, without the consent of the Holders of each Security so affected or (c) modify some of the provisions of the Indenture relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the Securities of any series, without the consent of the Holders of each Outstanding Security so affected.

It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3.	Optional Redemption

The Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, or

(2)	as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption. Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

4.	Special Mandatory Redemption

If (i) the Escrow Agent receives on or prior to the Redemption Trigger Date an instruction certificate from the Issuer certifying that Cardinal Health, Inc. has publicly announced (the “Abandonment Announcement”) that it has determined to abandon the Separation prior to the Redemption Trigger Date or (ii) the Escrow Agent has not received, on or prior to the Redemption Trigger Date, an instruction certificate from the Issuer certifying either that (x) the Contribution has been consummated in accordance with the Separation Agreement (after giving effect to any waivers or amendments of immaterial terms and conditions) and substantially in the manner described in the Offering Memorandum and that the funds released from escrow will be applied as described in the Escrow Agreement or (y) Cardinal Health, Inc. has made an Abandonment Announcement, then the Issuer shall be required to redeem (the “Special Mandatory Redemption”) the Notes. The Trustee shall, on the next Business Day, on behalf of the Issuer provide notice to each Holder of the Notes that all Outstanding Notes shall be redeemed on the date that is five Business Days from the earlier of the Abandonment Announcement and the Redemption Trigger Date (the “Special Redemption Date”), at a redemption price equal to 101% (the “Redemption Price”) of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, on the Notes from the Issue Date to but not including the Special Redemption Date.

5.	Repurchase at the Option of Holders Upon a Change of Control

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to paragraph 3 of this Note, each Holder of the Notes shall have the right to require the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Repurchase Event” shall mean the occurrence of both a Change of Control and a Below Investment Grade Rating Event, as such terms are defined in the Indenture. The offer to repurchase upon a Change of Control Repurchase Event shall be made subject to certain conditions in accordance with the terms specified in the Indenture.

6.	Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee, shall be affected by any notice to the contrary.

7.	Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated as of July 21, 2009 between the Issuer and the initial purchasers named therein.

8.	Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

9.	Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Note shall be governed by and construed in accordance with the laws of the State of New York, except as otherwise may be required by mandatory provisions of law.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

            (Insert assignee’s soc. sec. or tax ID no.)

            (Print or type assignee’s name, address and zip code)

and irrevocably appoint                  agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:

Signature:
(sign exactly as your name appears on the face
of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit F

Form of 2019 Regulation S Global Note

(face of security)

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

[INSERT IN THE CASE OF THE PERMANENT REGULATION S NOTE] [THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING

FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.]

[INSERT IN THE CASE OF THE TEMPORARY REGULATION S NOTE] [THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.

EXCEPT AS SET FORTH BELOW, BENEFICIAL OWNERSHIP INTERESTS IN THIS REGULATION S TEMPORARY GLOBAL NOTE WILL NOT BE EXCHANGEABLE FOR INTERESTS IN THE PERMANENT REGULATION S GLOBAL NOTE, OR ANY OTHER NOTE REPRESENTING AN INTEREST IN THE NOTES REPRESENTED HEREBY WHICH DO NOT CONTAIN A LEGEND CONTAINING RESTRICTIONS ON TRANSFER, UNTIL THE EXPIRATION OF THE REGULATION S RESTRICTED PERIOD (DEFINED BELOW) AND THEN ONLY UPON CERTIFICATION IN FORM REASONABLY SATISFACTORY TO THE TRUSTEE THAT SUCH BENEFICIAL INTERESTS ARE OWNED EITHER BY NON-U.S. PERSONS OR U.S. PERSONS WHO PURCHASED SUCH INTERESTS IN A TRANSACTION THAT DID NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT.

BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT IT IS NOT A “U.S. PERSON” (AS DEFINED IN REGULATION S (“REGULATION S”) UNDER THE SECURITIES ACT), (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO THE DATE WHICH IS 40 DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (WHICH MAY INCLUDE A SUBSEQUENT DATE OF ISSUE OF ADDITIONAL NOTES THAT FORM A SINGLE SERIES WITH THE NOTES) (THE “REGULATION S RESTRICTED PERIOD”) EXCEPT THROUGH EUROCLEAR OR CLEARSTREAM AND ONLY (A) TO CAREFUSION CORPORATION, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A (“RULE 144A”) UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A, PURCHASING FOR ITS OWN

ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (D) IN AN OFFSHORE TRANSACTION TO A NON-U.S. PERSON IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT CAREFUSION CORPORATION AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE TERMINATION OF THE REGULATION S RESTRICTED PERIOD.]

CUSIP No.: U14158 AA4

ISIN No.: USU14158AA44

CAREFUSION CORPORATION

6.375% Senior Note due 2019

No. R-	$

CAREFUSION CORPORATION, a Delaware corporation (the “Issuer”), for value received, hereby promises to pay to Cede & Co. or registered assigns, at the office or agency of the Issuer in New York, New York, the principal sum of                                          DOLLARS ($                     ) on August 1, 2019, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, and to pay interest, semiannually on February 1 and August 1 of each year, commencing February 1, 2010, on said principal sum at said office or agency, in like coin or currency, at the rate per annum specified in the title of this Note, from the February 1 or the August 1, as the case may be, next preceding the date of this Note to which interest has been paid, unless the date hereof is a date to which interest has been paid, in which case from the date of this Note, or unless no interest has been paid on these Notes, in which case from July 21, 2009, until payment of said principal sum has been made or duly provided for, provided that, payment of interest may be made at the option of the Issuer by check mailed to the address of the person entitled thereto as such address shall appear on the Security register. The interest so payable on any February 1 or August 1 will, subject to certain exceptions provided in the Indenture referred to on the reverse hereof, be paid to the person in whose name this Note is registered at the close of business on the January 15 or July 15, as the case may be, next preceding such February 1 or August 1.

Reference is made to the further provisions of this Note set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

This Note shall not be valid or become obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee under the Indenture referred to on the reverse hereof.

IN WITNESS WHEREOF, CAREFUSION CORPORATION has caused this instrument to be signed by its duly authorized officers.

Dated: [            ]

CAREFUSION CORPORATION

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

DEUTSCHE BANK TRUST COMPANY AMERICAS

By:
Authorized Signatory

(back of security)

CAREFUSION CORPORATION

6.375% Senior Note due 2019

This Note is one of a duly authorized issue of debentures, notes, bonds or other evidences of indebtedness of the Issuer (hereinafter called the “Securities”) of the series hereinafter specified, all issued or to be issued under and pursuant to an indenture dated as of July 21, 2009 (the “Original Indenture”), duly executed and delivered by the Issuer to Deutsche Bank Trust Company Americas, as Trustee (herein called the “Trustee”), as supplemented by the First Supplemental Indenture dated as of July 21, 2009 (the “First Supplemental Indenture,” together with the Original Indenture, the “Indenture”), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Issuer and the Holders of the Securities. The Securities may be issued in one or more series, which different series may be issued in various aggregate principal amounts, may mature at different times, may bear interest (if any) at different rates, may be subject to different redemption provisions (if any), may be subject to different sinking, purchase or analogous funds (if any) and may otherwise vary as in the Indenture provided. This Note is one of a series designated as the 6.375% Senior Notes due 2019 of the Issuer, limited in initial aggregate principal amount to $700,000,000 (collectively, the “Notes”). The Issuer may, at any time, without notice to or the consent of the holders of the Securities, issue further notes having the same ranking and the same interest rate, maturity and other terms as the Notes (other than the date of issuance and, under certain circumstances, the first interest payment date following the issue date of such further notes). Any such further notes, together with this Note, will form a single series of Securities under the Indenture.

1.	Principal and Interest

The Notes will mature on August 1, 2019.

In case an Event of Default with respect to the Notes, as defined in the Indenture, shall have occurred and be continuing, the principal hereof may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

Interest shall be computed on the basis of a 30-day month and a 360-day year.

2.	Amendment; Supplement; Waiver

The Indenture contains provisions permitting the Issuer and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of all Outstanding Securities of each series affected, at any time and from time to time, enter into an indenture or indentures supplemental to the Indenture for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that no such supplemental indenture shall (a) change the final stated maturity of the principal of, or any installment of principal of or interest on, any Security, or reduce the principal amount of any Security or its rate of interest or change the method of calculating the interest rate or reduce any premium payable upon redemption, or change the currency in which payments are made, or impair the right to institute suit for the enforcement of any payment on or after the final stated maturity of any Security, or (b) reduce the percentage in principal amount of the Outstanding Securities of any series, the consent of the Holders of which is required for any supplemental indenture or any waiver of compliance with a provision of the Indenture or any default thereunder and its consequences or reduce the requirements for quorum or voting, without the consent of the Holders of each Security so affected or (c) modify some of the provisions of the Indenture relating to supplemental indentures, waivers of some covenants and waivers of past defaults with respect to the Securities of any series, without the consent of the Holders of each Outstanding Security so affected.

It is also provided in the Indenture that, with respect to certain defaults or Events of Default regarding the Securities of any series, prior to any declaration accelerating the maturity of such Securities, the Holders of a majority in aggregate principal amount Outstanding of the Securities of such series (or, in the case of certain defaults or Events of Default, all or certain series of the Securities) may on behalf of the Holders of all the Securities of such series (or all or certain series of the Securities, as the case may be) waive any such past default or Event of Default and its consequences. The preceding sentence shall not, however, apply to a default in the payment of the principal of or premium, if any, or interest on any of the Securities or in respect of a covenant or provision of the Indenture which cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Any such consent or waiver by the Holder of this Note (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Note and any Notes which may be issued in exchange or substitution herefor, irrespective of whether or not any notation thereof is made upon this Note or such other Notes.

3.	Optional Redemption

The Notes are redeemable, in whole or, from time to time, in part, at the option of the Issuer at any time, at a redemption price equal to the greater of:

(1)	100% of the principal amount of the Notes to be redeemed, or

(2)	as determined by a Quotation Agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Adjusted Treasury Rate plus 50 basis points, plus, in each case, accrued and unpaid interest on the principal amount of the Notes being redeemed to the date of redemption. Notwithstanding the foregoing, interest that is due on the date fixed for redemption shall be payable to the Holders of the Notes registered as such on the relevant record date.

“Adjusted Treasury Rate” means, with respect to any redemption date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

“Comparable Treasury Issue” means the United States Treasury security selected by a Quotation Agent as having a maturity comparable to the remaining term of the Notes to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining terms of such Notes to be redeemed.

“Comparable Treasury Price” means, with respect to any redemption date, (1) the average of five Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (2) if the Quotation Agent obtains fewer than five such Reference Treasury Dealer Quotations, the average of all those quotations received.

“Quotation Agent” means the Reference Treasury Dealer appointed by the Issuer.

“Reference Treasury Dealer” means any primary treasury dealer as from time to time selected by the Issuer.

“Reference Treasury Dealer Quotation” means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Issuer, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer at 5:00 p.m., New York City time on the third Business Day preceding such redemption date.

Notice to holders of Notes to be redeemed will be delivered by first-class mail at least 30 and not more than 60 days prior to the date fixed for redemption. Unless the Issuer defaults in payment of the redemption price, on and after the redemption date interest will cease to accrue on the Notes or portions thereof called for redemption. If less than all of the Notes are to be redeemed, the Trustee shall select, in such manner as it shall deem appropriate and fair, the Notes to be redeemed in whole or in part.

4.	Special Mandatory Redemption

If (i) the Escrow Agent receives on or prior to the Redemption Trigger Date an instruction certificate from the Issuer certifying that Cardinal Health, Inc. has publicly announced (the “Abandonment Announcement”) that it has determined to abandon the Separation prior to the Redemption Trigger Date or (ii) the Escrow Agent has not received, on or prior to the Redemption Trigger Date, an instruction certificate from the Issuer certifying either that (x) the Contribution has been consummated in accordance with the Separation Agreement (after giving effect to any waivers or amendments of immaterial terms and conditions) and substantially in the manner described in the Offering Memorandum and that the funds released from escrow will be applied as described in the Escrow Agreement or (y) Cardinal Health, Inc. has made an Abandonment Announcement, then the Issuer shall be required to redeem (the “Special Mandatory Redemption”) the Notes. The Trustee shall, on the next Business Day, on behalf of the Issuer provide notice to each Holder of the Notes that all Outstanding Notes shall be redeemed on the date that is five Business Days from the earlier of the Abandonment Announcement and the Redemption Trigger Date (the “Special Redemption Date”), at a redemption price equal to 101% (the “Redemption Price”) of the aggregate principal amount of the Notes, plus accrued and unpaid interest, if any, on the Notes from the Issue Date to but not including the Special Redemption Date.

5.	Repurchase at the Option of Holders Upon a Change of Control

Upon the occurrence of a Change of Control Repurchase Event, unless all Notes have been called for redemption pursuant to paragraph 3 of this Note, each Holder of the Notes shall have the right to require the Issuer to repurchase all or any part (equal to $2,000 or an integral multiple of $1,000 in excess thereof) of such Notes at a repurchase price in cash equal to 101% of the aggregate principal amount of such Notes repurchased plus accrued and unpaid interest thereon, if any, to the date of repurchase. “Change of Control Repurchase Event” shall mean the occurrence of both a Change of Control and a Below Investment Grade Rating Event, as such terms are defined in the Indenture. The offer to repurchase upon a Change of Control Repurchase Event shall be made subject to certain conditions in accordance with the terms specified in the Indenture.

6.	Persons Deemed Owners

The Issuer, the Trustee and any authorized agent of the Issuer or the Trustee may deem and treat the registered Holder hereof as the absolute owner of this Note (whether or not this Note shall be overdue and notwithstanding any notation of ownership or other writing hereon) for the purpose of receiving payment of, or on account of, the principal hereof and premium, if any, and subject to the provisions on the face hereof, interest hereon, and for all other purposes, and neither the Issuer nor the Trustee nor any authorized agent of the Issuer or the Trustee, shall be affected by any notice to the contrary.

7.	Additional Rights of Holders of Notes

In addition to the rights provided to Holders under the Indenture, Holders of the Notes shall have all the rights set forth in the Registration Rights Agreement dated as of July 21, 2009 between the Issuer and the initial purchasers named therein.

8.	Transfers and Exchanges

The Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of a Depositary. This Security is exchangeable for Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

Transfers and exchanges of the Notes are only available under limited circumstances and are required to be registered in accordance with the Indenture. The Holder may be required, among other things, to furnish appropriate endorsements and transfer documents and to pay certain transfer taxes or similar governmental charges payable in connection therewith as permitted by the Indenture.

[This Regulation S Temporary Global Note is exchangeable in whole or in part for one or more Global Notes only (i) on or after the termination of the Regulation S Restricted Period and (ii) upon presentation of certificates (accompanied by an Opinion of Counsel, if applicable) required by the Indenture. Upon exchange of this Regulation S Temporary Global Note for one or more Global Notes, the Trustee shall cancel this Regulation S Temporary Global Note.]3

[3]	Insert into Regulation S Temporary Global Note.

9.	Miscellaneous

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and any premium and interest on this Note in the manner, at the respective times, at the rate and in the coin or currency herein prescribed.

No recourse under or upon any obligation, covenant or agreement of the Issuer in the Indenture or any indenture supplemental thereto or in any Note, or because of the creation of any indebtedness represented thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Issuer or of any successor, either directly or through the Issuer or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

This Indenture and each Security shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of law principles.

EACH OF THE ISSUER AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES OR THE TRANSACTION CONTEMPLATED HEREBY.

Terms used herein which are defined in the Indenture shall have the respective meanings assigned thereto in the Indenture.

ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

            (Insert assignee’s soc. sec. or tax ID no.)

            (Print or type assignee’s name, address and zip code)

and irrevocably appoint                      agent to transfer this Note on the books of the Issuer. The Agent may substitute another to act for it.

Date:

Signature:
(sign exactly as your name appears on the
face of this Note)

SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE

The following exchanges of a part of this Global Security for an interest in another Global Security or for a certificated Note, or exchanges of a part of another Global Security or certificated Note for an interest in this Global Security, have been made:

Date of Exchange	Amount of decrease in Principal Amount of this Global Security	Amount of increase in Principal Amount of this Global Security	Principal Amount of this Global Security following such decrease (or increase)	Signature of authorized signatory of Trustee

Exhibit G

Form Of Certificate Of Transfer

Re:	CareFusion Corporation (the “Issuer”)
[Title of Notes] (the “Notes”)

Reference is hereby made to the Indenture, dated as of July 21, 2009 (the “Original Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the First Supplemental Indenture, dated as of July 21, 2009 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

This Certificate relates to $                     principal amount of Notes held in the form of*                     a beneficial interest in a Global Note or*                     Certificated Notes by                     (the “Transferor”).

The Transferor:

☐	has requested by written order that the Registrar deliver in exchange for its beneficial interest in the Global Note held by the Depositary a Certificated Note or Certificated Notes in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Note (or the portion thereof indicated above); or

☐	has requested by written order that the Registrar exchange or register the transfer of a Certificated Note or Certificated Notes.

☐	Such Note is being acquired for the Transferor’s own account, without transfer (in satisfaction of Section 2.4 of the First Supplemental Indenture).

☐	Such Note is being transferred to a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A.

☐	Such Note is being transferred in reliance on Regulation S under the Securities Act and a transfer certificate for Regulation S transfers in the form of Exhibit H to the First Supplemental Indenture accompanies this certification.

☐	Such Note is being transferred in reliance on Rule 144 under the Securities Act. An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certification.

G-1

☐	Such Note is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144 under the Securities Act to a person other than an institutional “accredited investor.” An Opinion of Counsel to the effect that such transfer does not require registration under the Securities Act accompanies this certification.

[INSERT NAME OF TRANSFEROR]

By:
[Authorized Signatory]

Date:

*	Check applicable box.

G-2

Exhibit H

Form of Certificate To Be Delivered in Connection with Regulation S Transfers

Deutsche Bank Trust Company Americas

Attention: Manager Corporate Team – CareFusion Corporation

CareFusion Corporation (the “Issuer”)

[Title of Notes] (the “Notes”)

Reference is hereby made to the Indenture, dated as of July 21, 2009 (the “Original Indenture”), between the Issuer and Deutsche Bank Trust Company Americas, as trustee, as supplemented by the First Supplemental Indenture, dated as of July 21, 2009 (the “First Supplemental Indenture” and, together with the Original Indenture, the “Indenture”). Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

In connection with our proposed sale of $                     aggregate principal amount of the Notes, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), and, accordingly, we represent that:

(1)	the offer of the Notes was not made to a person in the United States;

(2)	either (a) at the time the buy offer was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States, or (b) the transaction was executed in, on or through the facilities of a “designated offshore securities market” and neither we nor any person acting on our behalf knows that the transaction has been prearranged with a buyer in the United States;

(3)	no “directed selling efforts” have been made in the United States in contravention of the requirements of Rule 903(a) or Rule 904(a) of Regulation S, as applicable;

(4)	the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

(5)	we have advised the transferee of the transfer restrictions applicable to the Notes.

You and the Issuer are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Defined terms used herein without definition have the respective meanings provided in Regulation S.

H-1

THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

[Name of Transferor]

By:

H-2